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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                   _________________________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 29, 1996


                          AMBASSADOR APARTMENTS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



MARYLAND                              0-24704                36-3948161
(STATE OR OTHER JURISDICTION        (COMMISSION            (IRS EMPLOYER
OF INCORPORATION)                  FILE  NUMBER)      IDENTIFICATION NUMBER)

77 WEST WACKER DRIVE, SUITE 4040
CHICAGO, ILLINOIS                                              60601
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

Registrant's telephone number, including area code:  (312) 917-1600


                            PRIME RESIDENTIAL, INC.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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Item 5.  Other Events.

     On May 29, 1996, the Registrant amended its articles of incorporation as set forth in Exhibit 3.3 attached hereto (i) to change its name from "Prime Residential, Inc." to "Ambassador Apartments, Inc." and (ii) to eliminate the Registrant's right to cancel certain transactions in the Registrant's Common Stock that are in violation of the ownership limitation rules necessary for the Registant to qualify as a real estate investment trust ("REIT") so that it was in compliance with the policy of the New York Stock Exchange that prohibits the cancellation of trades which have occurred on the exchange.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMBASSADOR APARTMENTS, INC.



Date:  June 7, 1996                      By: /s/ Adam D. Peterson
                                             -------------------------
                                         Adam D. Peterson
                                         Senior Vice President and
                                         Chief Financial Officer



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                              INDEX OF EXHIBITS


3.3  Articles of Amendment to Amended and Restated Charter of the
     Registrant............................................................

3.4  Complied Charter of the Registrant as of June 1, 1996.................